EXHIBIT 32.2

Certification of Principal Financial Officer
Pursuant to U.S.C. Section 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

EXHIBIT 32.2

Certification of Principal Financial Officer

Pursuant to U.S.C. Section 1350 As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Stephen T. Wills, Executive Vice President and Chief Financial Officer of Palatin Technologies, Inc., hereby certify, to my knowledge, that the annual report on Form 10-K for the year ended June 30, 2005 of Palatin Technologies, Inc. (the “Form 10-K”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Palatin Technologies, Inc.

Dated: September 13, 2005	/s/ Stephen T. Wills Stephen T. Wills Executive Vice President and Chief Financial Officer (Principal Financial Officer)